Exhibit 10.2

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this [    ] day of [    ], 2020, by and among TPG Pace Beneficial Finance Corp., a Cayman Islands exempted company (“TPG Pace”), Edison Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) that will be converted to a Dutch public limited liability company (naamloze vennootschap) prior to completion of the Business Combination (as defined below) (the “Issuer”), and [                ] (“Subscriber”).

WHEREAS, TPG Pace, the Issuer and New TPG Pace Beneficial Finance Corp., a Cayman Island exempted company and wholly owned subsidiary of the Issuer (“New SPAC”), have entered into that certain Business Combination Agreement, dated as of [•], 2020 (as it may be amended, restated or otherwise modified from time to time, the “Business Combination Agreement”), with ENGIE New Business S.A.S., a French société par actions simplifiée (“Seller”), and EV Charged B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“EVC”), pursuant to which, among other things, the Issuer will acquire from Seller all of the issued and outstanding equity interests in EVC on the terms and subject to the conditions set forth therein (the “Business Combination”);

WHEREAS, in connection with the Business Combination, on the terms and conditions set forth in this Subscription Agreement, Subscriber desires to subscribe for and purchase from TPG Pace that number of Class A ordinary shares, par value $0.0001 per share (“Class A Shares”), of TPG Pace set forth on the signature page hereto (the “Acquired Shares”) for a purchase price of $10.00 per share, or the aggregate purchase price set forth on the signature page hereto (the “Purchase Price”), and TPG Pace desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to TPG Pace on or prior to the Subscription Closing (as defined below);

WHEREAS, pursuant to a series of transactions as set forth in the Business Combination Agreement, Subscriber’s Acquired Shares will be exchanged for an equivalent number of ordinary shares of the Issuer, nominal value EUR 0.01 per share (the “Issuer Shares”), in the same manner as the Class A Shares held by each other holder of Class A Shares immediately prior to consummation of the Business Combination (such Issuer Shares received by Subscriber in the Business Combination, the “Acquired Issuer Shares” and, from and after consummation of the Business Combination, references herein to the “Acquired Shares” shall be deemed to refer to and include the Acquired Issuer Shares); and

WHEREAS, in connection with the Business Combination, certain other “accredited investors” (as such term is defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) have entered into subscription agreements with TPG Pace and the Issuer substantially similar to this Subscription Agreement, pursuant to which such investors (the “Other Subscribers”) have agreed to purchase, and TPG Pace has agreed to issue and sell to such Other Subscribers, on the Closing Date, [•] Class A Shares, in the aggregate, at the Purchase Price, which such Class A Shares shall be exchanged for an equivalent number of Issuer Shares in the same manner as with respect to the Acquired Shares (the “Other Subscription Agreements”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and TPG Pace hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the “Subscription”).

2. Closing.

(a) The “Subscription Closing” shall occur on the date of, and immediately prior to, the consummation of the Business Combination (the “Closing Date”). At least three (3) business days before the anticipated Closing Date, TPG Pace shall deliver written notice to the Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to TPG Pace. No later than two (2) business days prior to the Closing Date set forth in the Closing Notice, the Subscriber shall deliver to TPG Pace such information as is reasonably requested in the Closing Notice in order for TPG Pace to issue the Acquired Shares to the Subscriber. The Subscriber shall deliver to TPG Pace, on or prior to the date that immediately precedes the Closing Date,1 to be held in escrow until the Subscription Closing, the Purchase Price in cash via wire transfer to the account specified in the Closing Notice. On the Closing Date, the Purchase Price shall be released from escrow against and concurrently with delivery by TPG Pace to Subscriber of (i) the Acquired Shares in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and (ii) a copy of the records of, or correspondence from, TPG Pace’s transfer agent reflecting Subscriber as the owner of the Acquired Shares on and as of the Closing Date. In the event the Business Combination does not occur within one (1) business day of the Closing Date specified in the Closing Notice, TPG Pace shall promptly (but not later than two (2) business days thereafter) return the Purchase Price to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by the Subscriber, and the Subscriber shall be deemed to have requested that the Acquired Shares

1

For any Subscriber that is an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or that is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940 (the “Investment Advisers Act”), substitute the following closing mechanics in lieu of those described in the fourth and fifth sentences of this Section 2(a): The Subscriber may elect, in its sole discretion, upon written notice to TPG Pace no later than two (2) business days prior to the Closing Date set forth in the Closing Notice, to either (a) initiate funding of the Purchase Price to TPG Pace by no later than 6:00 a.m. New York City time on the Closing Date, via wire transfer of U.S. dollars in immediately available funds to the account specified by TPG Pace in the Closing Notice, or (b) consummate the Subscription Closing on the business day immediately preceding the Closing Date; provided, that the Subscriber shall not be obligated to initiate funding of the Purchase Price or consummate the Subscription Closing until TPG Pace has delivered to the Subscriber (i) the Acquired Shares in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and (ii) a copy of, or correspondence from, TPG Pace’s transfer agent reflecting Subscriber as the owner of the Acquired Shares on and as of the Closing Date or the business day immediately preceding the Closing Date, as applicable. In the event the Purchase Price has not been delivered within one (1) business day of the issuance of the Acquired Shares, such issuance shall be deemed to be null and void and TPG Pace shall promptly reverse and cancel any book entries reflecting the issuance of the Acquired Shares.

be surrendered to TPG Pace for nil consideration. If this Subscription Agreement terminates following the delivery by the Subscriber of the Purchase Price, TPG Pace shall promptly (but not later than two (2) business days thereafter) return the Purchase Price to the Subscriber, whether or not the closing of the Business Combination shall have occurred.

For the purposes of this Subscription Agreement, “business day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.

(b) The obligation of the Issuer and TPG Pace to consummate the transaction contemplated hereunder are subject to the conditions that, on the Closing Date:

(i) the Placement Agents (as defined herein) shall have received a signed copy of the “Eligibility Representations of Subscriber” questionnaire in substantially the form attached as Schedule A hereto no later than the Closing Date; and

(ii) all representations and warranties of the Subscriber contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date, and consummation of the Subscription Closing shall constitute a reaffirmation by the Subscriber of each of the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement as of the Closing Date, but in each case without giving effect to consummation of the Business Combination.

(c) The obligations of the Subscriber to consummate the transactions contemplated hereunder are subject to the conditions that, on the Closing Date:

(i) all representations and warranties of TPG Pace and the Issuer contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date, and consummation of the Subscription Closing shall constitute a reaffirmation by each of TPG Pace and the Issuer of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date, but in each case without giving effect to consummation of the Business Combination;

(ii) TPG Pace and the Issuer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by them at or prior to the Closing; and

(iii) the terms of the Business Combination Agreement shall not have been amended in a manner that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement unless Subscriber has consented in writing to such amendment, modification or waiver. For the avoidance of doubt, the parties hereto acknowledge and agree that any amendment or extension of the Outside Date (as defined in the Business Combination Agreement) shall not materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement.

(d) The obligations of each of TPG Pace, Issuer and Subscriber to consummate the transactions contemplated hereunder are subject to the conditions that, on the Closing Date:

(i) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition;

(ii) all conditions precedent to the closing of the Business Combination in article VIII of the Business Combination Agreement, including all necessary approvals of TPG Pace’s shareholders and regulatory approvals, if any, shall have been satisfied or waived (other than those conditions that may only be satisfied at the closing of the Business Combination, but subject to satisfaction of such conditions as of the closing of the Business Combination); and

(iii) no suspension of the offering or sale of the Acquired Shares shall have been initiated or, to TPG Pace or the Issuer’s knowledge, threatened, in any jurisdiction, including by the Securities and Exchange Commission (the “Commission”).

(e) At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

3. TPG Pace Representations and Warranties. TPG Pace represents and warrants to the Subscriber and to the Placement Agents that:

(a) TPG Pace has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Cayman Islands, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) The Acquired Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement and registered in TPG Pace’s register of members, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under TPG Pace’s amended and restated memorandum and articles of association or under the laws of the Cayman Islands.

(c) This Subscription Agreement has been duly authorized, executed and delivered by TPG Pace and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d) The execution, delivery and performance of this Subscription Agreement (including compliance by TPG Pace with all of the provisions hereof), issuance and sale of the Acquired Shares and the consummation of the other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of TPG Pace pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which TPG Pace is a party or by which TPG Pace is bound or to which any of the property or assets of TPG Pace is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of TPG Pace (a “Material Adverse Effect”) or materially affect the validity of the Acquired Shares or the legal authority of TPG Pace to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of TPG Pace; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over TPG Pace or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Acquired Shares or the legal authority of TPG Pace to comply in all material respects with this Subscription Agreement.

(e) There are no securities or instruments issued by or to which TPG Pace is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares or (ii) the shares to be issued pursuant to any Other Subscription Agreement that have not been or will not be validly waived on or prior to the Closing Date.

(f) TPG Pace is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of TPG Pace, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which TPG Pace is now a party or by which TPG Pace’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over TPG Pace or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

(g) TPG Pace is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Acquired Shares), other than (i) the filing with the Commission of the Registration Statement (as defined below), (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 9(r) of this Subscription Agreement, (v) those required by the New York Stock Exchange (the “NYSE”), and (vi) the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

(h) The authorized capital shares of TPG Pace immediately prior to the Closing consists of (i) 200,000,000 Class A Shares; (ii) 20,000,000 Class F ordinary shares, par value $0.0001 per share (“Class F Shares”); and (iii) 1,000,000 preference shares, par value $0.0001 per share (“Preference Shares”). As of the date hereof: (i) no Preference Shares are issued and outstanding; (ii) 35,000,000 Class A Shares are issued and outstanding; (iii) 8,750,000 Class F Shares are issued and outstanding; and (iv) 13,000,000 warrants to purchase 13,000,000 Class A Shares are outstanding.

(i) TPG Pace has not received any written communication since its inception from a governmental entity that alleges that TPG Pace is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation, would not individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

(j) The issued and outstanding Class A Shares are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on the NYSE under the symbol “TPGY”. Except as otherwise disclosed by TPG Pace in the SEC Documents (as defined below), there is no suit, action, proceeding or investigation pending or, to the knowledge of TPG Pace, threatened against TPG Pace by the NYSE or the Commission with respect to any intention by such entity to deregister the Class A Shares or prohibit or terminate the listing of the Class A Shares on the NYSE. TPG Pace has taken no action that is designed to terminate the registration of the Class A Shares under the Exchange Act prior to the Closing.

(k) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by TPG Pace to Subscriber.

(l) Neither TPG Pace nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Shares.

(m) TPG Pace has not entered into any side letter or similar agreement with any other subscriber pursuant to Other Subscription Agreements or any other investor in connection with such investor’s direct or indirect investment in TPG Pace other than (i) the Business Combination Agreement, (ii) the Other Subscription Agreements and (iii) agreements or forms thereof that have been publicly filed via the Commission’s EDGAR system, including filings made by either TPG Pace or the Issuer. No Other Subscription Agreement (other than any Other Subscription Agreements entered into by investment companies registered under the Investment Company Act or investors advised by an investment adviser subject to regulation under the Investment Advisers Act as contemplated by Section 2(a) hereof) contains terms (economic or otherwise) more favorable to any such other subscribers than as set forth in this Subscription Agreement.

(n) TPG Pace has made available to Subscriber (including via the Commission’s EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by TPG Pace with the Commission since its initial registration of the Class A Shares (the “SEC Documents”) and prior to the date of this Subscription Agreement. None of the SEC Documents filed under the Exchange Act included, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that TPG Pace makes no such representation or warranty with respect to the Registration Statement on Form F-4 filed or to be filed by the Issuer, or the proxy statement/prospectus related thereto to be filed by TPG Pace, with respect to the Business Combination or any other information relating to the Seller or any of its affiliates included in any SEC Document or filed as an exhibit thereto. TPG Pace has timely filed each report, statement, schedule, prospectus, and registration statement that TPG Pace was required to file with the Commission since its inception. As of the date hereof, there are no material outstanding or unresolved comments in comment letters from the Commission Staff with respect to any of the SEC Documents.

(o) Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, as of the date hereof, there is no (i) suit, action, charge, complaint, arbitration, labor dispute or similar proceeding pending, or, to the knowledge of TPG Pace, threatened against TPG Pace or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against TPG Pace.

(p) TPG Pace has not paid, and is not obligated to pay, any brokerage, finder’s or other fee or commission in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any shareholder or affiliate of TPG Pace, and is not aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Acquired Shares, other than Deutsche Bank Securities Inc. (“DB”), J.P. Morgan Securities LLC (“J.P. Morgan”), Barclays Capital Inc. (“Barclays,” and together with DB and J.P. Morgan, the “Placement Agents,” and each a “Placement Agent”), and TPG Capital BD, LLC.

4. Issuer Representations and Warranties. The Issuer represents and warrants to the Subscriber and the Placement Agents that:

(a) The Issuer has been duly organized and is validly existing as a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) and, prior to completion of the Business Combination, will be converted to a public limited liability company (naamloze vennootschap) under the laws of the Netherlands, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) This Subscription Agreement has been duly authorized, executed and delivered by the Issuer and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c) The execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Issuer or any of its subsidiaries, taken as a whole (an “Issuer Material Adverse Effect”) or materially affect the legal authority of the Issuer to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the Issuer or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its subsidiaries or any of their respective properties that would reasonably be expected to have an Issuer Material Adverse Effect or materially affect the legal authority of the Issuer to comply in all material respects with this Subscription Agreement.

5. Subscriber Representations and Warranties. Subscriber represents and warrants to TPG Pace, the Issuer and the Placement Agents that:

(a) If Subscriber is not an individual, Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If Subscriber is an individual, Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) If Subscriber is not an individual, this Subscription Agreement has been duly authorized, executed and delivered by Subscriber. If Subscriber is an individual, the signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Subscriber in connection with the consummation of the transactions contemplated by this Subscription Agreement.

(d) The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of Subscriber and any of its subsidiaries, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

(e) Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares. We understand that the Placement Agents have determined that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

(f) Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. Subscriber understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act (including, without limitation, a private resale pursuant to the so-called “Section 4(a)(1 1⁄2)”), and that any certificates or book-entry records representing the Acquired Shares shall contain a legend to such effect. Subscriber acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

(g) Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from TPG Pace. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by TPG Pace, the Issuer or any of their respective officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

(h) Subscriber represents and warrants that its acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(i) In making its decision to purchase the Acquired Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to TPG Pace, the Issuer, the Seller and the Business Combination. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by the Placement Agents concerning TPG Pace, the Issuer, the Seller, the Business Combination, the Acquired Shares or the offer and sale of the Acquired Shares.

(j) Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and TPG Pace, the Placement Agents or a representative of TPG Pace or the Placement Agents, and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and TPG Pace, the Placement Agents or a representative of TPG Pace or the Placement Agents. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that TPG Pace represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, any state securities laws or any applicable laws of any other jurisdiction.

(k) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

(l) Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in TPG Pace and/or the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

(m) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment.

(n) Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

(o) If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that none of TPG Pace, the Issuer, or any of their respective affiliates (the “Transaction Parties”), has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Acquired Shares.

(p) Subscriber has, and at the Subscription Closing will have, sufficient funds to pay the Purchase Price pursuant to Section 2(a).

(q) If Subscriber is located in the United Kingdom or a member state of the European Economic Area, it represents and warrants that it is a qualified investor (within the meaning of Regulation (EU) 2017/1129).

(r) If Subscriber is located in the United Kingdom, Subscriber represents and warrants that it is a person of a kind described in articles 19(5) or 49(2) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (SI 2005/1529) (as amended) or is otherwise a person to whom an invitation or inducement to engage in investment activity may be communicated without contravening section 21 of the Financial Services and Markets Act 2000.

(s) If Subscriber is located in Oman, it represents and warrants that it is a sophisticated investor (as described in Article 139 of the Executive Regulations of the Capital Market Law).

(t) No disclosure or offering document has been prepared by the Placement Agents in connection with the offer and sale of the Acquired Shares.

(u) None of the Placement Agents nor any of their respective members, directors, officers, employees, representatives and controlling persons have made any independent investigation with respect to TPG Pace or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to the Subscriber by TPG Pace.

(v) In connection with the issue and purchase of the Acquired Shares, no Placement Agent has acted as the Subscriber’s financial advisor or fiduciary.

6. Registration Rights.

(a) The Issuer agrees (i) to use commercially reasonable efforts to file within thirty (30) calendar days after Closing (the “Filing Date”) a registration statement on Form F-3, or if the Issuer is ineligible to use Form F-3, on Form F-1, for a secondary offering (including any successor registration statement covering the resale of the Acquired Shares, the “Registration Statement”) of the Acquired Shares (and any other equity security of the Issuer issued or issuable with respect to the Acquired Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) pursuant to Rule 415 under the Securities Act, (ii) to use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable after the filing thereof but no later than the earlier of (a) the 90th calendar day (or 120th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Closing and (b) the 10th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”) and, in any event, shall use best efforts to cause the Registration Statement to be declared effective under the Securities Act within one year of the date of this Agreement; provided, however, that the Issuer’s obligations to include the Acquired Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Acquired Shares as shall be reasonably requested by the Issuer to effect the registration of the Acquired Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement as permitted hereunder. The Issuer shall maintain the Registration Statement in accordance with the terms of this Section 6, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep such Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Acquired Shares included on such Registration Statement. In the event the Issuer files a Registration Statement on Form F-1, the Issuer shall use its commercially reasonable efforts to convert the Form F-1 to a Form F-3 as soon as practicable after the Issuer is eligible to use Form F-3. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 6.

(b) The Issuer further agrees that, in the event that the Registration Statement has not been declared effective by the Commission by the Effectiveness Date (a “Registration Default” and the date on which such Registration Default occurs, a “Default Date”), then in addition to any other rights Subscriber may have hereunder or under applicable law, on such Default Date and on each monthly anniversary of such Default Date (if the Registration Default shall not have been cured by such date) until the Registration Default is cured, the Issuer shall pay to each Subscriber an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to 0.5% of the aggregate Purchase Price paid by Subscriber pursuant to this Subscription Agreement for any Acquired Shares held by Subscriber on the Default Date; provided, however, that if Subscriber fails to provide the Issuer with any information requested by the Issuer that is required to be provided in such Registration Statement with respect to Subscriber as set forth herein, then, for purposes of this Section 6, the Filing Date or Effectiveness Date, as applicable, for a Registration Statement with respect to Subscriber shall be extended until two (2) business days following the date of receipt by the Issuer of such required information from Subscriber; and in no event shall the Issuer be required hereunder to pay to Subscriber pursuant to this Subscription Agreement an aggregate amount that exceeds 5.0% of the aggregate Purchase Price paid by Subscriber for its Acquired Shares. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of a Registration Default, except in the case of the first Default Date. The Issuer shall deliver the cash payment to Subscriber with respect to any Liquidated Damages by the fifth business day after the date payable. If the Issuer fails to pay said cash payment to Subscriber in full by the fifth business day after the date payable, the Issuer will pay interest thereon at a rate of 5.0% per annum (or such lesser maximum amount that is permitted to be paid by applicable law, and calculated on the basis of a year consisting of 360 days) to such Subscriber, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. Notwithstanding the foregoing, nothing shall preclude any Subscriber from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 6 in accordance with applicable law. The parties agree that notwithstanding anything to the contrary herein, no Liquidated Damages shall be payable to Subscriber with respect to any period during which all of such Subscriber’s Acquired Shares may be sold by Subscriber without volume or manner of sale restrictions under Rule 144 and the Issuer is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable). Notwithstanding the foregoing, any failure by the Issuer to have the Registration Statement declared effective by the Commission by the Effectiveness Date as a result of the unavailability of Form F-3 for the registration of the Acquired Shares will not result in a Registration Default or the Issuer being obligated to pay or the Subscriber being entitled to receive any liquidated damages.

(c) In the case of the registration, qualification, exemption or compliance effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Issuer shall:

(i) except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earliest of the following: (i) Subscriber ceases to hold any Acquired Shares, (ii) the date all Acquired Shares held by Subscriber may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) three (3) years from the “Effective Date” of the Registration Statement. “Effective Date” as used herein shall mean the date on which the Registration Statement is first declared effective by the Commission;

(ii) advise Subscriber within five (5) business days:

(1) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Acquired Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein (in the case of a Registration Statement) or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (1) through (5) above constitutes material, nonpublic information regarding the Issuer;

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) upon the occurrence of any event contemplated above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Acquired Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) use its commercially reasonable efforts to cause all Acquired Shares to be listed on each securities exchange or market, if any, on which the Issuer Shares have been listed; and

(vi) use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Acquired Shares contemplated hereby and to enable Subscriber to sell the Acquired Shares under Rule 144.

(d) Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Issuer’s board of directors reasonably believes, upon the advice of outside legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of outside legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein (in the case of a Registration Statement) or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Acquired Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Acquired Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Acquired Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

(e) Subscriber may deliver written notice (including via email in accordance with Section 9(p)) (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 6; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 6(e)) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability.

(f) The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless each Subscriber (to the extent a seller under the Registration Statement), the officers, directors, agents, partners, members, managers, shareholders, affiliates, employees and investment advisers of each Subscriber, each person who controls such Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, partners, members, managers, shareholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Issuer of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 6, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Subscriber furnished in writing to the Issuer by such Subscriber expressly for use therein.

The Issuer shall notify such Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which the Issuer is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Shares by such Subscriber.

(g) Each Subscriber shall, severally and not jointly with any other selling shareholder named in the Registration Statement, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or that are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Subscriber furnished in writing to the Issuer by such Subscriber expressly for use therein. In no event shall the liability of any Subscriber be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of the Acquired Shares giving rise to such indemnification obligation.

7. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2 of this Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing; or (d) at the election of the Subscriber, on or after the “Outside Date” as defined in the Business Combination Agreement (as such Outside Date may be amended or extended from time to time); provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. TPG Pace shall promptly notify Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement.

8. Trust Account Waiver. Subscriber acknowledges that TPG Pace is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving TPG Pace and one or more businesses or assets. Subscriber further acknowledges that, as described in TPG Pace’s prospectus relating to its initial public offering dated October 6, 2020 (the “Prospectus”), available at www.sec.gov, substantially all of TPG Pace’s assets consist of the cash proceeds of its initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of TPG Pace, its public shareholders and the underwriters of its initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to TPG Pace to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of TPG Pace and the Issuer entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future arising out of this Subscription Agreement, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement; provided, that nothing in this Section 8 shall be deemed to limit the Subscriber’s right, title, interest or claim to the Trust Account by virtue of the Subscriber’s record or beneficial ownership of securities of TPG Pace acquired by any means other than pursuant to this Subscription Agreement.

9. Miscellaneous.

(a) Each book entry for the Acquired Shares shall contain a notation, and each certificate (if any) evidencing the Acquired Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

(b) Following Closing, the Issuer shall cooperate with Subscriber, at its request, to facilitate the timely preparation and delivery of physical certificates representing the Acquired Shares and enable such certificates to be in such denominations or amounts, as the case may be, as Subscriber may reasonably request and registered in such names as Subscriber may request.

(c) If the Acquired Shares are eligible to be sold pursuant to an effective Registration Statement or without restriction under, and without the Issuer being in compliance with the current public information requirements of, Rule 144 under the Securities Act, then at the Subscriber’s request, the Issuer will cause the Issuer’s transfer agent to remove any remaining restrictive legend set forth on such Acquired Shares. In connection therewith, if required by the Issuer’s transfer agent, the Issuer will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Acquired Shares without any such legend.

(d) Subscriber acknowledges that TPG Pace, the Issuer and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify TPG Pace and the Issuer if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The parties further acknowledge and agree that the Placement Agents are third-party beneficiaries of the representations and warranties of the parties contained in this Subscription Agreement.

(e) Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person other than the statements, representations and warranties contained in this Subscription Agreement in making its investment or decision to invest in the Issuer. Subscriber agrees that none of (i) any other subscriber pursuant to Other Subscription Agreements entered into in connection with the offering of Acquired Shares (including the controlling persons, members, officers, directors, partners, agents, or employees of any such other purchaser), (ii) the Placement Agents, their respective affiliates or any of its or their respective affiliates’ control persons, officers, directors or employees, or (iii) any other party to the Business Combination Agreement, including any such party’s representatives, affiliates or any of its or their control persons, officers, directors or employees, that is not a party hereto, shall be liable to the Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Acquired Shares. On behalf of itself and its affiliates, the Subscriber releases each of the Placement Agents in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to this Subscription Agreement or the transactions contemplated hereby.

(f) Each of TPG Pace, the Issuer and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(g) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Acquired Shares acquired hereunder, if any) may be transferred or assigned, except (x) with the written consent of TPG Pace to be given in its sole discretion and (y) that Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber or an affiliate thereof); provided, that no such assignment shall relieve Subscriber of its obligations hereunder. Neither this Subscription Agreement nor any rights that may accrue to TPG Pace or the Issuer hereunder may be transferred or assigned except as set forth above.

(h) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(i) TPG Pace may request from Subscriber such additional information as TPG Pace may deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

(j) This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(k) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(l) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(m) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(n) This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(o) Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(p) Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (c) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (d) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to TPG Pace, to:

c/o TPG Pace Beneficial Finance Corp.

301 Commerce St., Suite 3300

Fort Worth, TX 76102

Attn: General Counsel

Email: officeofgeneralcounsel@tpg.com

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins L.L.P.

1001 Fannin

Houston, TX 77002

Attention: Sarah K. Morgan

Email: smorgan@velaw.com

(iii) if to the Issuer, to:

[•]

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins L.L.P.

1001 Fannin

Houston, TX 77002

Attention: Sarah K. Morgan

Email: smorgan@velaw.com

(iv) if to the Placement Agents, to:

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Attention: Equity Capital Markets – Syndicate Desk

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Attention: Equity Syndicate Desk

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Syndicate Registration

with a required copy to (which copy shall not constitute notice):

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Attention: Paul D. Tropp, Esq. and Christopher J. Capuzzi, Esq.

Paul.tropp@ropesgray.com and

Chistopher.Capuzzi@ropesgray.com

(q)    This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 9(p) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9(q).

(r)    TPG Pace shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, the Business Combination and any other material, nonpublic information that TPG Pace has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to TPG Pace’s knowledge, Subscriber shall not be in possession of any material, non-public information received directly from TPG Pace or any of its officers, directors or employees or indirectly from the Placement Agents. Notwithstanding anything in this Subscription Agreement to the contrary, TPG Pace shall not, and shall cause its representatives, including the Placement Agents and their respective representatives, to not, publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates in any press release or marketing materials, or for any similar or related purpose, or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law in connection with the Registration Statement, (ii) the filing of a form of this Subscription Agreement with the Commission and in the related Current Report on Form 8-K in a manner acceptable to Subscriber, and (iii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of the NYSE, in which case TPG Pace shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (iii). Notwithstanding any of the foregoing, any Subscriber may elect to permit TPG Pace (and the Placement Agents and their respective representatives) to publicly disclose the name of such Subscriber and any of its affiliates, or include the name of such Subscriber and any of its affiliates in any press release or marketing materials, or for any similar or related purpose, or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, by checking the box next to their name on the signature pages to this Subscription Agreement.

(s)    If the Issuer ceases to be a foreign private issuer (as defined in Rule 405 of the Securities Act) eligible to use a registration statement on Form F-1 or Form F-3, as the case may be, then all references in this Subscription Agreement to any such form shall be deemed to be references to Form S-1 or Form S-3, as applicable, or such similar or successor form as may be appropriate.

[Signature pages follow.]

IN WITNESS WHEREOF, each of TPG Pace, the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

TPG PACE BENEFICIAL FINANCE CORP.

By:

Name:
Title:

Date: __________________, 2020

Signature Page to

Subscription Agreement

EDISON HOLDCO B.V.

By:

Name:
Title:

Date: __________________, 2020

Signature Page to

Subscription Agreement

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By: _________________________________________________	By: _________________________________________________
Name:	Name:
Title:	Title:

Date: , 2020

☐ Subscriber consents to the disclosure of its name in accordance with Section 9(r)	☐ Joint Subscriber consents to the disclosure of its name in accordance with Section 9(r)

Name of Subscriber:	Name of Joint Subscriber, if applicable:

_____________________________________________________	_______________________________________________
(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)
____________________________________________________
Name in which securities are to be registered (if different):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN:_______________________________________	Joint Subscriber’s EIN:_________________________________

Business Address-Street:	Mailing Address-Street (if different):
_____________________________________________________	____________________________________________________

_____________________________________________________	_____________________________________________________
City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Signature Page to

Subscription Agreement

Aggregate Number of Acquired Shares subscribed for:

Aggregate Purchase Price: $

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by TPG Pace in the Closing Notice.

Number of Acquired Shares subscribed for and Aggregate Purchase Price as of                 , 2020, accepted and agreed to as of this                  day of                 , 2020, by:

TPG PACE BENEFICIAL FINANCE CORP.

By:
Name:
Title:

Signature of Subscriber:

[•]

By:
Name:
Title:

Signature Page to

Subscription Agreement

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

2.	☐ We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.

☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

Schedule A-1

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

•

Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

•	Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

•	Any insurance company as defined in section 2(a)(13) of the Securities Act;

•	Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

•	Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

•

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

•

Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

•	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

•

Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

•	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

Schedule A-2

•

Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

•

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

•

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in § 230.506(b)(2)(ii); or

•	Any entity in which all of the equity owners are accredited investors.

Schedule A-3